UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

V.I. Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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V.I. TECHNOLOGIES, INC.

134 Coolidge Avenue

Watertown, Massachusetts 02472

June 25, 2003

Dear Stockholder:

We cordially invite you to attend the 2003 annual meeting of stockholders of V.I. Technologies, Inc. (the “Company” or “Vitex”). The annual meeting will be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts on July 25, 2003 at 10:00 a.m. local time.

Details of the business to be conducted at the meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

You are urged to attend the annual meeting in person, but, if you are unable to do so, the board of directors would appreciate the prompt return of the enclosed proxy card, dated and signed or, if your proxy card or voting instruction form so indicates, your prompt vote electronically via the Internet or telephone. You may revoke your proxy at any time before it is exercised, and your proxy will not be exercised if you attend the annual meeting and vote in person.

By Order of the Board of Directors,

John Barr

President and Chief Executive Officer

Watertown, Massachusetts

June 25, 2003

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY PROMPTLY.

V.I. TECHNOLOGIES, INC.

134 Coolidge Avenue

Watertown, Massachusetts 02472

June 25, 2003

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on July 25, 2003

TIME:	10:00 a.m. local time
DATE:	July 25, 2003
PLACE:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center Boston, Massachusetts 02111

PURPOSES:

1.	To elect one Class II Director to serve until the 2006 Annual Meeting of Stockholders or until his successors are elected and qualified.

2.	To amend our restated certificate of incorporation to increase from 60,000,000 shares to 75,000,000 shares the aggregate number of shares of common stock authorized to be issued by us.

3.	To amend our 1998 Employee Stock Purchase Plan to increase the number of shares of our common stock reserved for issuance from 200,000 shares to 400,000 shares.

4.	To amend our 1998 Equity Incentive Plan to increase the number of shares of our common stock for which awards may be granted from 4,000,000 shares to 4,750,000 shares.

5.	To ratify the appointment of KPMG LLP as our independent auditors for the current fiscal year.

6.	To consider any and all other matters that may properly come before the annual meeting or any adjournment thereof.

WHO MAY VOTE:

You may vote if you were the record owner of V.I. Technologies, Inc. common stock at the close of business on June 16, 2003. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at the office of the Secretary at the Company’s address above.

By Order of the Board of Directors

Thomas T. Higgins

Secretary

V.I. TECHNOLOGIES, INC.

134 COOLIDGE AVENUE

WATERTOWN, MASSACHUSETTS 02472

PROXY STATEMENT FOR THE V.I. TECHNOLOGIES, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 25, 2003

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

AND THE ANNUAL MEETING

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which the board of directors of V.I. Technologies, Inc. would like you, as a stockholder, to vote at the annual meeting of the stockholders of the Company, which will take place on July 25, 2003. It also gives you information on these proposals so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about June 25, 2003 to all stockholders of record entitled to vote at the annual meeting.

In this proxy statement, we refer to V.I. Technologies, Inc. as the “Company, “we, “us” or “our.”

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our common stock on June 16, 2003 may attend and vote at the annual meeting. Each share is entitled to one vote. There were 40,798,339 shares of the Company’s common stock outstanding on June 16, 2003. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership by Management and Principal Stockholders” on pages 24–26 of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint Mr. Thomas Higgins and Ms. Chithra Baylis, Chief Financial Officer and Controller, respectively, of the Company, as your representatives at the annual meeting. By completing and returning the proxy card, you are authorizing Mr. Higgins and Ms. Baylis to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, it is a good idea to complete and return your proxy card before the annual meeting date just in case your plans change. If a proposal comes up for vote at the annual meeting that is not on the proxy card, Mr. Higgins and Ms. Baylis will vote your shares, under your proxy, according to their best judgment.

If your proxy card or instructions form so indicates, you may submit your proxy electronically via the Internet or telephone.

What am I voting on?

You are being asked to

•	elect one Class II Director to serve until the 2006 Annual Meeting of Stockholders or until his successors are elected and qualified;

•	amend our restated certificate of incorporation to increase from 60,000,000 shares to 75,000,000 shares the aggregate number of shares of common stock authorized to be issued by us;

•	amend our 1998 Employee Stock Purchase Plan to increase the number of shares of our common stock reserved for issuance from 200,000 shares to 400,000 shares;

•	amend our 1998 Equity Incentive Plan to increase the number of shares of our common stock for which awards may be granted from 4,000,000 shares to 4,750,000 shares; and

•	ratify the appointment of KPMG LLP as our independent auditors for the current fiscal year.

The board of directors has adopted resolutions approving each of these proposals. We will also transact any other business that properly comes before the annual meeting.

How does the board of directors recommend that I vote?

The board of directors recommends that the stockholders vote “for” the proposals.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If on June 16, 2003 your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are a stockholder of record who may vote at the annual meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the annual meeting. Stockholders of record may also submit their proxies through the Internet by visiting a website established for that purpose at www.voteproxy.com and following the instructions or by telephone by calling the toll-free number 1-800-PROXIES and following the recorded instructions. Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card or vote electronically via the Internet or telephone to ensure that your vote is counted.

II

Beneficial Owner

If on June 16, 2003 your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the annual meeting.

How do I vote?

(1) You may vote by mail.

You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and

•	according to the best judgment of Mr. Higgins and Ms. Baylis if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	to approve the election of the Class II Director;

•	to amend our restated certificate of incorporation to increase from 60,000,000 shares to 75,000,000 shares the aggregate number of shares of common stock authorized to be issued by us;

•	to amend our 1998 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance from 200,000 shares to 400,000 shares;

•	to amend our 1998 Equity Incentive Plan to increase the number of shares of our common stock for which awards may be granted from 4,000,00 shares to 4,750,000 shares;

•	to ratify the appointment of KPMG LLP as our independent auditors for the current fiscal year; and

•	according to the best judgment of Mr. Higgins and Ms. Baylis if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

III

(2) You may vote by telephone.

Stockholders of record may submit their proxies by telephone by calling the toll-free number 1-800-PROXIES and following the recorded instructions. We recommend voting by telephone or Internet when available, rather than by mailing in your proxy card.

(3) You may vote by the Internet.

Stockholders of record may submit their proxies through the Internet by visiting a website established for that purpose at www.voteproxy.com and following the instructions.

Most beneficial owners whose stock is held in street name receive voting instruction forms from their banks, brokers or other agents, rather than the Company’s proxy card. A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, you may vote those share telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at ADP Investor Communication Services’ voting web site.

We recommend voting by telephone or Internet when available, rather than by mailing in your proxy card.

Votes submitted via the Internet or by telephone must be received by 3:00 p.m. local time, on July 24, 2003. Submitting your vote via the Internet or by telephone will not affect your right to vote in person should you decide to attend the annual meeting.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

(4) You may vote in person at the annual meeting.

We will pass out written ballots to anyone who wants to vote at the annual meeting. However, if you hold your shares in street name, you must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

IV

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the annual meeting. You may do this by:

•	sending a written notice to the Secretary of the Company, Mr. Thomas Higgins, stating that you would like to revoke your proxy of a particular date,

•	signing another proxy card with a later date and returning it before the polls close at the annual meeting,

•	in the case of a stockholder who may properly vote electronically via the Internet or by telephone, by submitting a later vote using those same methods, or

•	attending the annual meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

(1) If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares.

Brokerage firms have authority under the rules of The Nasdaq Stock Market to vote customers’ unvoted shares on some “routine” matters. The proposals to (a) elect one Class II Director, (b) amend the Company’s restated certificate of incorporation to increase from 60,000,000 shares to 75,000,000 shares the aggregate number of shares of common stock authorized to be issued by the Company; (c) amend the Company’s 1998 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance from 200,000 shares to 400,000 shares; (d) amend the Company’s 1998 Equity Incentive Plan to increase the number of shares of the Company’s common stock for which awards may be granted from 4,000,000 shares to 4,750,000 shares and (e) ratify the appointment of KPMG LLP as the Company’s independent accountants are routine matters. If you do not give a proxy to vote your shares, your brokerage firm may either:

•	vote your shares on routine matters, or

•	leave your shares unvoted.

V

If a brokerage firm entitled to vote your shares leaves those shares unvoted, it is called a “broker non-vote.” Broker non-votes are not counted for purposes of determining whether a proposal has been approved.

You may have granted to your stockbroker discretionary voting authority over your account. Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your broker. If you hold your shares in street name and you do not authorize your broker to vote on your behalf, you must request a legal proxy from your stockbroker in order to vote at the annual meeting. We encourage you to provide instructions to your brokerage firm by giving your proxy to your broker. This ensures your shares will be voted at the annual meeting.

(2) If your shares are in your name and you do not sign and return your proxy card or vote electronically via the Internet or by telephone, your shares will not be voted unless you vote in person at the annual meeting.

How are votes counted?

You may vote “for,” or “withheld” on approving the election of the Class II Director and you may vote “for”, “against,” or “abstain” on all other proposals.

How many stockholders are needed either in person or by proxy to hold the annual meeting?

To hold the annual meeting and conduct business, a majority of the Company’s issued and outstanding shares entitled to vote as of June 16, 2003 must be present at the annual meeting. This is called a quorum. Votes withheld, abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

Shares are counted as present at the annual meeting if the stockholder either:

•	is present and votes in person at the annual meeting,

•	has properly voted electronically via the Internet or by telephone, or

•	has properly submitted a proxy card.

How many votes are required to elect a Class II director?

The affirmative vote of the holders of a plurality of the votes cast by stockholders entitled to vote at the election. Broker non-votes will not be counted in determining the shares entitled to vote nor treated as votes cast.

How many votes are required to amend the Company’s restated certificate of incorporation to increase the number of shares of common stock authorized to be issued by the Company?

A majority of the outstanding shares of the Company. Abstentions and broker non-votes will have the effect of votes against the proposal.

VI

How many votes are required to (i) amend the Company’s 1998 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance; (ii) amend the Company’s 1998 Equity Incentive Plan to increase the number of the Company’s common stock for which awards may be granted; and (iii) ratify the appointment of the Company’s independent auditors?

A majority of the shares present at the annual meeting, in person or by proxy, and entitled to vote, excluding broker non-votes. Abstentions will have the effect of a negative vote and broker non-votes will have no effect.

How many votes are required to approve other matters that may come before the stockholders at the annual meeting?

A majority of the shares present at the annual meeting, in person or by proxy, excluding broker non-votes.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for the proposals.

How can I as a stockholder make a proposal?

For proposals to be brought before our 2003 Annual Meeting of Stockholders, we must receive them no later than the close of business on July 7, 2003.

Proposals of stockholders that are intended to be presented by such stockholders at our 2004 Annual Meeting of Stockholders must be received by our Secretary no later than February 26, 2004 in order to be included in the proxy statement and form of proxy relating to that meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting. We will also publish the final results in our annual report on Form 10-K for fiscal 2003. We will file that report with the SEC, and you can obtain a copy by calling the SEC at 1-800-SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov. You can also obtain a copy on the Internet at www.vitechnologies.com.

Who can help answer my questions?

You can call Thomas Higgins, our Chief Financial Officer, or Chithra Baylis, our Controller, at (617) 926-1551 with any questions about proposals described in this proxy statement or how to execute your vote.

VII

PROXY STATEMENT

Our board of directors is soliciting proxies for the annual meeting of stockholders to be held on July 25, 2003 at 10 a.m. local time at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts. This proxy statement contains important information for you to consider when deciding how to vote on the matters before the annual meeting.

Our board of directors set June 16, 2003 as the record date for the annual meeting. Stockholders who owned shares of common stock of V.I. Technologies, Inc. on that date are entitled to vote at and attend the annual meeting. Each share is entitled to one vote. There were 40,798,339 shares of common stock of V.I. Technologies, Inc. outstanding on the record date.

Voting materials, which include this proxy statement and the proxy card, will be mailed to stockholders on or about June 25, 2003.

General Information

This proxy statement is being provided and the accompanying proxy is being solicited by our board of directors for use at the annual meeting of stockholders of V.I. Technologies, Inc. to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts on July 25, 2003 at 10:00 a.m. local time, or at any adjournment or postponement of the annual meeting, for the purposes set forth in this proxy statement. We are mailing this proxy statement and accompanying proxy card on or about June 25, 2003 to all our stockholders entitled to notice of, and to vote at, the annual meeting. Our principal executive office is located at 134 Coolidge Avenue, Watertown, Massachusetts 02472, and our telephone number is (617) 926-1551.

Solicitation

We will bear the cost of solicitation of proxies, including expenses in connection with preparing and mailing this proxy statement. We will furnish copies of solicitation materials to brokerage houses, fiduciaries, and custodians to forward to beneficial owners of our common stock held in their names. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of stock for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by our directors, officers and other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Record Date, Voting Rights and Outstanding Shares

Only holders of record at the close of business on June 16, 2003 will be entitled to notice of, and to vote at, the annual meeting. As of June 16, 2003 we had 40,798,339 shares of common stock outstanding. Each share of common stock is entitled to one vote on each proposal that will come before the annual meeting. A majority of the outstanding shares of common stock will constitute a quorum at the annual meeting. Votes withheld, abstentions and broker non-votes (as described below) are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

Broker Non-Votes

A broker non-vote occurs when a broker cannot vote a customer’s shares registered in the broker’s name because the customer did not send the broker instructions on how to vote on the matter. If the broker does not have instructions or is barred by law or applicable rules from exercising its discretionary voting authority in the particular matter, then the shares will not be voted on the matter, resulting in a “broker non-vote.”

Voting via the Internet or by Telephone

For Shares Registered in the Name of a Broker or Bank

Most beneficial owners whose stock is held in street name receive voting instruction forms from their banks, brokers or other agents, rather than the Company’s proxy card. A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, you may vote those share telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at ADP Investor Communication Services’ voting web site.

Votes submitted via the Internet or by telephone must be received by 3:00 p.m. local time, on July 24, 2003. Submitting your vote via the Internet or by telephone will not affect your right to vote in person should you decide to attend the annual meeting.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

Revocability of Proxy and Voting of Shares

Any stockholder giving a proxy has the power to revoke it at any time before the annual meeting. It may be revoked by mailing to our Secretary, Thomas Higgins, at our principal executive offices, 134 Coolidge Avenue, Watertown, Massachusetts 02472, an instrument of revocation or a duly executed proxy bearing a later date. If a stockholder is permitted to vote electronically via the Internet or telephone, a proxy may be revoked by the submission of a later electronic proxy. A proxy may also be revoked by attendance at the annual meeting and an election given to our Secretary to vote in person (subject to the restriction that a stockholder holding shares in street name must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding that stockholder’s that confirms that stockholder’s beneficial ownership of the shares and gives the stockholder the right to vote the shares). If not revoked, the proxy will be voted at the annual meeting in accordance with the stockholder’s instructions. If no instructions are indicated, the proxy will be voted (i) FOR the election of the Class II Director described herein; (ii) FOR the proposal to amend our restated certificate of incorporation to increase from 60,000,000 shares to 75,000,000 shares the aggregate number of shares of common stock authorized to be issued by the Company; (iii) FOR the proposal to amend our 1998 Employee Stock Purchase Plan to increase the number of shares of our common stock reserved for issuance from 200,000 shares to 400,000 shares; (iv) FOR the proposal to amend our 1998 Equity Incentive Plan to increase the number of shares of our common stock for which awards may be granted from 4,000,000 shares to 4,750,000 shares; (v) FOR the ratification of the appointment of KPMG LLP as our independent auditors for the current fiscal year; and (vi) in accordance with the judgment of the proxy holders as to any other matter that may properly come before the annual meeting or any adjournment thereof.

Stockholder Proposals

Our Amended and Restated Bylaws require a stockholder who wishes to bring business before or propose director nominations at an annual meeting to give written notice to our Secretary not less than 50 days nor more than 75 days before the meeting date, unless less than 65 days’ notice or prior public disclosure of the meeting date is given, in which case the stockholder’s notice must be received within 15 days after such notice or disclosure is given. The notice must contain specified information about the proposed business or nominee(s) and the stockholder making the proposal or nomination(s). Accordingly, for proposals to be brought before our 2003 Annual Meeting of Stockholders, we must receive them no later than the close of business on July 7, 2003.

Proposals of stockholders that are intended to be presented by such stockholders at our 2004 Annual Meeting of Stockholders must be received by our Secretary no later than February 26, 2004 in order to be included in the proxy statement and form of proxy relating to that meeting.

PROPOSAL 1: ELECTION OF DIRECTOR

The board of directors has previously fixed the number of directors for the year ended December 27, 2003 at ten. Under our charter, our board of directors is divided into three classes. One class of directors is elected each year for a three-year term. The term of our Class II Directors will expire at the 2003 Annual Meeting of Stockholders. The nominee for Class II Director is Mr. Jeremy Hayward-Surry. Mr. Hayward-Surry is currently a Class II Director and has consented to be named in this proxy statement and to serve if re-elected. Mr. Peter D. Parker and Dr. Damion E. Wicker are currently Class II Directors and are not standing for re-election. There will be two Class II Director vacancies after this annual meeting. The Class II Director elected in 2003 will serve for a term of three years which will expire at our 2006 Annual Meeting of Stockholders or when his successors are elected and qualified. It is intended that the persons named as proxies will vote for Mr. Hayward-Surry for election to the board of directors as a Class II Director. If this nominee is unable to serve, which is not expected, the shares represented by the proxy will be voted for such other candidate as may be nominated by the board of directors.

Votes Required to Elect the Director

The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the election will be required to elect Mr. Jeremy Hayward-Surry. Broker non-votes will not be counted in determining the shares entitled to vote nor treated as votes cast. If Mr. Hayward-Surry is re-elected as director at the meeting, our board of directors will consist of a total of eight directors, seven of whom have principal occupations outside our company.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF THE NAMED NOMINEE.

Biographical Information

Biographical and certain other information concerning our directors is set forth below:

Class II Nominee for Election for a Three-year Term Expiring at the 2006 Annual Meeting

Jeremy Hayward-Surry, age 60, has served as a director since December 1997. He has been the President of Pall Corporation, a global company operating in the fields of filtration, separations and purification, since July 1994 and a member of its board of directors since April 1993. Mr. Hayward-Surry will be retiring as President of Pall Corporation in August 2003 and will be resigning from the Pall Corporation board of directors in November 2003. Mr. Hayward-Surry was the Treasurer and Chief Financial Officer of Pall from August 1992 until December 1997 and Executive Vice President of Pall from 1992 to July 1994. Mr. Hayward-Surry is a Fellow of the Institute of Chartered Accountants in England and Wales. Mr. Hayward-Surry also serves as a director of BioTechnology General Corporation.

Class III Directors Continuing in Office Until the 2004 Annual Meeting

Samuel K. Ackerman, M.D., age 55, has served as a director and Chief Scientific Officer since November 1999. Dr. Ackerman co-founded Pentose Pharmaceuticals, Inc. in June 1995 and served as its President, Chief Executive Officer and director from February 1997 until Pentose’s merger with Vitex on November 12, 1999. Dr. Ackerman became Executive Vice President and Chief Scientific Officer of Vitex upon the merger and in September 2000 became Chairman of the Board. He previously served as Vice President, Development and Regulatory Affairs of OraVax, Inc. from December 1993 to January 1997. From May 1986 to November 1993, he was Senior Vice President, Medical and Regulatory Affairs of XOMA Corporation and before that directed the Investigational New Drug Division of the Center for Biologics Evaluation and Research of the Food and Drug Administration. Dr. Ackerman is currently President and Chief Executive Officer of Cyclis Pharmaceuticals, Inc.

David Tendler, age 65, has served as a director since December 1994. From 1994 until September 2000, he served as Chairman of our board of directors. Since September 2000, he has been the Chairman of our Executive Committee. Since 1985, Mr. Tendler has been a partner in the international consulting firm Tendler Beretz LLC. In 1981, he was named Chairman and Chief Executive Officer of Phibro Corporation, which subsequently acquired Salomon Brothers, at which point Mr. Tendler became Co-Chairman and CEO of Phibro-Salomon. He joined Philipp Brothers (the predecessor to Englehard Minerals & Chemicals Corp./Phibro Corp.) in 1960, managed Far Eastern operations for more than seven years, and was promoted to President of Phibro in 1975. He remains active in the private equity and consulting businesses, and in various charitable organizations, including service as a director of BioTechnology General Corporation and a member of the Board of Trustees and the Executive Committee of the New York Blood Center. Mr. Tendler has a B.B.A. from the City University of New York.

Doros Platika, M.D., age 50, has served as a director since August 2000. Dr. Platika is currently an advisor at MPM Capital L.P., a dedicated investor in life sciences, with committed capital under active management of more than $2.1 billion. Dr. Platika was Chairman, President, and Chief Executive Officer of Centagenetix, a privately held company founded to decipher the genetic basis of longevity through the study of centenarians, from May 2002 until its merger with Elixir Pharmaceuticals in February 2003.Dr. Platika was Chairman of the Board of Curis, Inc., a developer of biotechnology products based on technologies in regenerative medicines, until 2002. Dr. Platika was previously President and Chief Executive Officer of Curis from February 2000 until September 2001. He was the Chief Executive Officer of Ontogeny, Inc. from July 1996 until Ontogeny’s merger into Curis in July 2000. Prior to joining Ontogeny, Dr. Platika completed residencies in medicine and neurology at Massachusetts General Hospital (“MGH”) where he rose to Chief Resident. He completed his post-doctoral study at the Massachusetts Institute of Technology’s Whitehead Institute and at MGH in association with Harvard Medical School. Dr. Platika also served on the faculties of Harvard Medical School and of Albert Einstein College of Medicine as head of gene therapy.

Joseph M. Limber, age 50, has served as a director since February 2001. Mr. Limber is a director at ACLARA BioSciences, Inc., a developer of assay technologies and lab-on-a-chip systems for life science research. From 1998 to 2002, Mr. Limber was the President and Chief Executive Officer of ACLARA BioSciences, Inc. From 1996 to 1998, Mr. Limber was the President and Chief Operating Officer of Praecis Pharmaceuticals, a biotechnology company focused on the discovery and development of pharmaceutical products. Prior to this position, he served as Executive Vice President of SEQUUS Pharmaceuticals, Inc. Mr. Limber also held management positions in marketing and sales with Syntex Corporation from 1987 to 1992 and with Ciba-Geigy Corporation from 1975 to 1987. Mr. Limber holds a B.A. from Duquesne University.

Class I Directors Continuing in Office Until the 2005 Annual Meeting

John R. Barr, age 46, joined our company as President, Chief Executive Officer and a director in November 1997. Previously, Mr. Barr served as President of North American Operations at Haemonetics Corporation from 1995 to 1997 where he had responsibility for Haemonetics’ blood bank, commercial plasma and blood bank services businesses. He also managed the global manufacturing and North American research and development functions and served as a member of the board of directors of Haemonetics. Prior to joining Haemonetics in 1990, he held various positions at Baxter Healthcare Corporation. Mr. Barr has an undergraduate degree in Biomedical Engineering from the University of Pennsylvania and an M.M. from the Kellogg School of Management at Northwestern University.

Richard A. Charpie, Ph.D., age 51, has served as a director since October 1995. Dr. Charpie served as our Chief Executive Officer from August 1997 to November 1997. He was our Vice President from November 1997 until January 1998. Dr. Charpie has been the managing general partner of Ampersand Ventures, a venture capital firm, and all of its affiliated partnerships (“Ampersand”) since he founded Ampersand in 1988 as a spin-off of the venture capital group of PaineWebber Incorporated. Currently, Dr. Charpie serves as a director of several privately-held companies. Dr. Charpie holds an M.S. in Physics and a Ph.D. in Applied Economics and Finance, both from the Massachusetts Institute of Technology.

Irwin Lerner, age 72, has served as a director since September 1996. He is the former Chairman of the board of directors, Chairman of the Executive Committee, President and Chief Executive Officer of Hoffmann-LaRoche Inc., having retired in September 1993 after being an employee of that company for over 31 years. Mr. Lerner is the Chairman of the board of directors of Medarex, Inc. and serves as a director on the boards of Humana Inc., Covance Inc. and Nektar Therapeutics, Inc. He served for twelve years on the board of Pharmaceutical Manufacturers Association (now PhRMA), including chairing the Association’s FDA Issues Committee and the PMA Foundation. Mr. Lerner has also served on the boards of the National Committee for Quality Health Care, the Partnership for New Jersey and the Center for Advanced Biotechnology and Medicine of Rutgers University. He received his B.S. and MBA degrees from Rutgers University, where he is currently Distinguished Executive-in-Residence at the Rutgers Business School.

Board Committees and Meetings

During the fiscal year ended December 28, 2002 (“Fiscal Year 2002”), our board of directors held eight meetings. The board of directors has an Audit Committee and a Compensation Committee. The function of a nominating committee is performed by the board of directors. We do not have a nominating committee or any committee performing the functions of a nominating committee.

The Audit Committee of our board of directors is currently composed of Mr. Hayward-Surry, Mr. Limber and Mr. Lerner, with Mr. Hayward-Surry serving as Chairman. Mr. Hayward-Surry, Mr. Limber and Mr. Lerner are not current employees of our company. The Audit Committee selects and evaluates our independent auditors, reviews our audited financial statements and discusses the adequacy of our internal controls with management and the auditors. The Audit Committee met five times during Fiscal Year 2002. Each current member of the Audit Committee is an “independent director” and meets the financial literacy requirements as defined by the current rules of the Nasdaq Stock Market. The Audit Committee operates under a written charter, adopted by our board of directors in 2000 and reviewed and reaffirmed annually, most recently in March 2003. For information about our Audit Committee, see the “Audit Committee Report” contained herein.

The Compensation Committee of our board of directors is currently composed of Mr. Lerner, Mr. Parker, Mr. Limber and Dr. Wicker, with Mr. Lerner serving as Chairman. None of the Compensation Committee members are employees of our company. The Compensation Committee determines the compensation to be paid to all our executive officers, including the Chief Executive Officer. The Compensation Committee’s duties include the administration of our 1998 Director Plan, our 1998 Equity Incentive Plan, our 1999 Supplemental Plan and our 1998 Employee Stock Purchase Plan. The Compensation Committee met once in Fiscal Year 2002.

Incumbent directors attended at least 75% of the board of director meetings and meetings of committees of the board of directors of which they were member, other than Dr. Platika, who attended 50% of the meetings.

PROPOSAL 2: PROPOSAL TO AMEND THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE FROM 60,000,000 SHARES TO 75,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED BY THE COMPANY

Our board of directors has approved and recommended to the stockholders that Article FOURTH of our restated certificate of incorporation be amended to increase from 60,000,000 shares to 75,000,000 shares the aggregate number of shares of common stock authorized to be issued by the Company.

The full text of the proposed amendment to our restated certificate of incorporation is attached to this proxy statement as Appendix A.

The principal reason for the proposed amendment is to ensure that a sufficient number of shares of common stock are available to provide flexibility to us in any future equity financings or other corporate programs as our board of directors may deem appropriate. We currently have no agreements, commitments, understandings or plans to issue any additional shares of our capital stock.

As of June 16, 2003, there were 40,798,339 shares of common stock issued and outstanding, approximately 3,238,000 shares of common stock reserved for issuance under the 1998 Stock Option Plan, approximately 711,000 shares of common stock reserved for issuance under the 1999 Supplemental Stock Option Plan, 250,000 shares of common stock reserved for issuance under the 1998 Director Stock Option Plan and approximately 52,000 shares of common stock reserved for purchase under the 1998 Employee Stock Purchase Plan. Accordingly, only approximately 14.9 million shares of common stock are available for future use without any increase in the number of authorized shares. This number will decrease if either Proposal 3 and/or Proposal 4 are approved by our stockholders.

No further action on the part of our stockholders would be necessary to issue additional shares of common stock unless required by applicable law or regulations or under the rules governing the Nasdaq National Market or any stock exchange on which the common stock may then be listed.

The holders of any additional shares of common stock issued in the future would have the same rights as the holders of common stock currently outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares. The issuance of additional shares of common stock, while providing desirable flexibility in carrying out corporate purposes, could have the effect of diluting the interests of existing holders of common stock.

Votes Required to Approve the Amendment

The affirmative vote of the holders of a majority of the outstanding shares of common stock is required to approve the proposed amendment to the restated certificate of incorporation. Therefore, abstentions and broker non-votes will have the effect of votes against this proposal.

THE BOARD OF DIRECTOR RECOMMENDS

A VOTE FOR THE APPROVAL OF PROPOSAL 2.

PROPOSAL 3: AMENDMENT OF THE 1998 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE FROM 200,000 SHARES TO 400,000 SHARES

A proposal will be presented at the meeting that our stockholders approve an amendment to our 1998 Employee Stock Purchase Plan (the “1998 Stock Purchase Plan”), which is included on Appendix B to this proxy statement, to increase the number of shares of common stock reserved for issuance under the 1998 Stock Purchase Plan from 200,000 shares to 400,000 shares, subject to adjustment for stock splits, stock dividends and certain transactions affecting our capital stock. In order to ensure that sufficient shares are available for issuance over the next few years, our board of directors has voted to increase the number of shares reserved for issuance under the 1998 Stock Purchase Plan by 200,000 shares and is now seeking stockholder approval.

General

In February 1998, we adopted the 1998 Stock Purchase Plan to attract and retain qualified employees and to encourage ownership of the common stock by such employees. Any employee who is a full-time employee is eligible to participate in the 1998 Stock Purchase Plan. As of June 16, 2003, 74 employees are eligible to participate in the 1998 Stock Purchase Plan.

Principal Terms of the Purchase Plan

The 1998 Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. The rights to purchase shares of common stock under the 1998 Employee Stock Purchase Plan are granted by our board of directors, at its discretion. Our board of directors determines the frequency and duration of individual offerings under the plan and the date(s) when stock may be purchased. The plan may be amended or terminated at any time by the board of directors, subject to any necessary approval by stockholders. In particular, any amendment that would increase the number of shares offered under the plan would require stockholder approval. The 1998 Stock Purchase Plan is scheduled to terminate on February 18, 2008.

Participation in the plan is voluntary, and a participant may withdraw from an offering at any time before stock is purchased. Participation terminates automatically upon termination of employment for any reason. The purchase price per share in an offering is 85% of the lower of the fair market value of common stock on the first day of an offering period or the purchase date and may be paid through regular payroll deductions, lump sum cash payments or a combination of both, as determined by the board of directors.

As required by Section 423 of the Internal Revenue Code, all of an employee’s purchases in a calendar year are limited to the lesser of $25,000 worth of stock, determined by the fair market value of the common stock at the time the offering begins, or 15% of the employee’s annual rate of compensation (or such lesser percentage as the board of directors may fix). In addition, an employee may not subscribe for shares under the plan if, immediately after having subscribed, the employee would own 5% or more of the voting power or value of all classes of our stock, including stock which may be purchased through subscriptions under the 1998 Stock Purchase Plan.

Federal Income Tax Consequences Relating to the Purchase Plan

A participant does not realize taxable income at the commencement of an offering or at the time shares are purchased under the 1998 Stock Purchase Plan. If a participant does not dispose of shares purchased under the plan for at least:

•	two years from the offering commencement date, and

•	one year from the purchase date,

then upon sale of the shares, 15% of the fair market value of the stock at the commencement of the offering period (or, if less, the amount realized on sale of such shares in excess of the purchase price) is taxed to the participant as ordinary income, with any additional gain taxed as long-term capital gain and any loss sustained taxed as long-term capital loss. No deduction will be allowed to us for Federal income tax purposes. However, if the participant sells the shares before either of the prescribed periods, he or she will be treated as having received taxable compensation income upon the sale equal to the excess of the fair market value of the stock on the date of purchase over the actual purchase price, and we will be allowed to deduct that amount. In either case, any difference over or under the participant’s tax cost (the purchase price plus the amount of taxable compensation income that the participant recognizes upon sale of the shares) will be treated as capital gain or loss.

If a participant disposes of shares of common stock purchased under the 1998 Stock Purchase Plan before the expiration of the prescribed holding periods, then the participant realizes ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares on the date of purchase over the purchase price thereof, and we are entitled to deduct this amount. Any further gain or loss is treated as a short-term or long-term capital gain or loss and will not result in any deduction for us.

If the participant dies at any time while owning shares purchased under the 1998 Stock Purchase Plan, then 15% of the fair market value of the stock at the commencement of the offering period (or, if less, the fair market value of such shares on the date of death in excess of the purchase price) is taxed to the participant as ordinary income in the year of death, and we would not be allowed a deduction for Federal income tax purposes.

Shares issued to date under the 1998 Stock Purchase Plan and Shares Available for Future Issuance

As of June 16, 2003, we have issued 147,977 shares under the 1998 Stock Purchase Plan and 52,023 shares of common stock remain available for issuance. Under the proposed amendment to the 1998 Stock Purchase Plan, 400,000 shares of common stock would be authorized for issuance under the plan, and 252,023 shares would remain available for issuance.

Votes Required to Approve the Amendment

The affirmative vote of the holders of a majority of the shares of common stock represented and voting at the meeting will be required to approve the amendment to the 1998 Stock Purchase Plan. Abstentions will be counted in determining the number of votes cast, but broker non-votes will not. Therefore, abstentions will have the effect of a negative vote and broker non-votes will have no effect.

Our board of directors believes that our ability to allow employees to purchase shares under the 1998 Stock Purchase Plan is essential to attracting and retaining qualified employees. Therefore, the board of directors believes that the approval of the proposed amendment to the 1998 Stock Purchase Plan is in our best interests. If this proposal is not approved, the board of directors will reconsider the amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 3.

PROPOSAL 4: AMENDMENT OF THE COMPANY’S 1998 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES FOR WHICH AWARDS MAY BE GRANTED UNDER THE 1998 EQUITY INCENTIVE PLAN FROM 4,000,000 SHARES TO 4,750,000 SHARES

We will present a proposal at the meeting that the stockholders approve an amendment to our 1998 Equity Incentive Plan, which is included on Appendix C to this proxy statement, to increase the number of shares of common stock for which options may be granted from 4,000,000 shares to 4,750,000 shares, subject to adjustment for stock splits, stock dividends and certain other transactions affecting our capital stock. In order to ensure that sufficient shares are available for options over the next few years, the board of directors has voted to increase the number of shares for which Awards may be granted under the 1998 Equity Plan by 750,000 shares.

General

The 1998 Equity Plan enables us to offer competitive compensation so as to attract and retain top quality personnel, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in our long-term growth. Stock options granted under the 1998 Equity Plan are a significant element of compensation for our company, as they are in the biotechnology industry generally. Competition for the best personnel in the biotechnology industry is intense. The board of directors believes that it is essential for our future strength to continue to offer competitive equity compensation to employees.

The 1998 Equity Plan permits the grant of incentive and nonstatutory stock options, stock appreciation rights, performance shares, restricted stock and stock units (collectively, “Awards”) to our employees, directors and consultants. No stock appreciation rights or other Awards other than stock options have been granted to date. The 1998 Equity Plan is administered by the Compensation Committee of the board of directors, which determines the persons to whom, and the times at which, Awards are granted, the type of Award to be granted and all other related terms, conditions and provisions of each Award. The Compensation Committee may delegate to one or more officers the power to make awards to employees who are not executive officers subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended. The 1998 Equity Plan may be amended or terminated at any time by the board of directors, subject to approval by the stockholders when such approval is deemed to be necessary or advisable by the board.

Although the Compensation Committee has discretion in granting Awards, the exercise price of any incentive stock option (“ISO”) may not be less than 100% of the fair market value of our common stock on the date of the grant (and all nonstatutory stock options granted to date also have been at fair market value). No ISO granted under the 1998 Equity Plan is transferable by the optionee other than by will or the laws of descent and distribution. Other Awards are transferable to the extent provided by the Compensation Committee. The term of any ISO granted under the 1998 Equity Plan may not exceed ten years, and no ISO may be granted under the 1998 Equity Plan more than ten years from the 1998 Equity Plan’s adoption.

Options are generally granted subject to forfeiture restrictions that lapse over time during the optionee’s employment. Vested options are generally cancelled if not exercised within a specified time after termination of the optionee’s employment.

Options Granted to Date under the 1998 Equity Plan and Shares Available for Future Grants

As of June 16, 2003, we have granted options to purchase an aggregate of 5,003,279 shares, of which 1,082,215 grants were subsequently terminated. As of June 16, 2003, options to purchase 3,158,980 shares were outstanding under the 1998 Equity Plan and 762,084 shares have been issued upon exercise of options granted under this plan. There currently remain 78,936 shares available for award under the 1998 Equity Plan. The aggregate number of shares for which Awards may be granted under the 1998 Equity Plan is subject to appropriate adjustment in the event of a stock split or other recapitalization. Shares also may be issued under the 1998 Equity Plan through the assumption or substitution of outstanding grants from an acquired company without reducing the total number of shares available under the 1998 Equity Plan.

Federal Income Tax Consequences Relating to 1998 Equity Plan Stock Options

Incentive Stock Options.    An optionee does not realize taxable income upon the grant or exercise of an ISO under the 1998 Equity Plan. If the optionee does not dispose of shares issued upon exercise of an ISO within two years from the date of grant or within one year from the date of exercise, then, upon the sale of such shares, any amount realized in excess of the exercise price is taxed to the optionee as long-term capital gain, and any loss sustained will be a long-term capital loss. No deduction would be allowed to us for Federal income tax purposes. The exercise of ISOs gives rise to an adjustment in computing alternative minimum taxable income that may result in alternative minimum tax liability for the optionee. If shares of common stock acquired upon the exercise of an ISO are disposed of before the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), the optionee would realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the exercise price thereof, and we would be entitled to deduct such amount. Any further gain realized would be taxed as a short-term or long-term capital gain and would not result in any deduction to us. A disqualifying disposition in the year of exercise will generally avoid the alternative minimum tax consequences of the exercise of an ISO.

Nonstatutory Stock Options.    No income is realized by the optionee upon the grant of a nonstatutory option. Upon exercise of a nonstatutory stock option, the optionee realizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and we are entitled to a tax deduction for the same amount. Upon disposition of the shares, appreciation or depreciation after the date of exercise is treated as a short-term or long-term capital gain or loss and will not result in any deduction for us.

Votes Required to Approve the Amendment

The affirmative vote of the holders of a majority of the shares of common stock represented and voting at the meeting will be required to amend the 1998 Equity Plan to approve the amendment to the 1998 Equity Plan. Abstentions will be counted in determining the number of votes cast but broker non-votes will not. Therefore, abstentions will have the effect of a negative vote and broker non-votes will have no effect.

Our board of directors considers our ongoing program of granting stock options broadly across the employee base to be very important to our ability to compete for top talent and a significant incentive to promote our success and, therefore, is in the best interests of our stockholders. If this proposal is not approved, the board of directors will reconsider the amendment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 4.

PROPOSAL 5: RATIFICATION OF APPOINTMENT OF AUDITORS

Based on the recommendation of the Audit Committee, our board of directors has appointed KPMG LLP, independent auditors, to audit our consolidated financial statements for the fiscal year ending December 27, 2003, and recommends that our stockholders vote for ratification of such appointment. A representative of KPMG LLP will be present at the meeting and will be available to respond to appropriate stockholders’ questions and to make a statement if he or she desires to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 5.

The submission of this matter to our shareholders at the annual meeting is not required by law or by our bylaws. The board of directors is nevertheless submitting it to the shareholders to ascertain their views. If this proposal is not approved at the annual meeting by the affirmative vote of holders of a majority of the shares present or represented at the meeting, the board of directors intends to reconsider its appointment of KPMG LLP as independent auditors.

SECURITY OWNERSHIP BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information with respect to beneficial ownership of our shares of common stock as of June 5, 2003: (i) by each person (or group of affiliated persons) who we know to own beneficially more than five percent of our outstanding shares of common stock; (ii) by the individual who served as our chief executive officer during the fiscal year ended December 28, 2002; (iii) by the executive officers other than the chief executive officer who earned more than $100,000 in the fiscal year ended December 28, 2002 and who were employed by us on December 28, 2002; (iv) by each of our directors; and (v) by all of our current directors and executive officers as a group. As of June 5, 2003, we had 40,798,339 shares of common stock outstanding. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name and Address of Beneficial Owner*	Number of Shares Beneficially Owned(1)	Percent of Class
5% Stockholders

Ampersand Funds(2)	15,645,383	38.3%
(includes Precision Pharma Services, Inc. shares) 55 William Street, Suite 240 Wellesley, MA 02481

Pall Corporation(3) 2200 Northern Boulevard East Hills, NY 11548	6,400,082	15.7%

Precision Pharma Services, Inc.(4) 155 Duryea Road Melville, NY 11747	5,882,353	14.4%

Chiefswood Investment Management, Inc.(5) 77 King West Suite 4545 Toronto, Ontario M5K 1K2	3,228,000	7.9%

State of Wisconsin Investment Board 121 East Wilson Street Madison, WI 53702	2,291,100	5.6%

Named Executive Officers and Directors

Richard A. Charpie(6)	15,734,338	38.5%
Jeremy Hayward-Surry(7)	6,409,886	15.7%
Damion E. Wicker, M.D.(8)	1,824,470	4.5%
John R. Barr(9)	598,920	1.4%
Samuel K. Ackerman, M.D.(10)	447,343	1.1%
Thomas T. Higgins(11)	300,533	**
Bernadette L. Alford, Ph.D.(12)	159,804	**
Peter D. Parker(13)	76,398	**
Irwin Lerner(14)	62,289	**
David Tendler(15)	43,349	**
Doros Platika, M.D.(16)	21,304	**
Joseph M. Limber(17)	19,304	**

All current directors and executive officers as a group (12 persons)(18)	25,697,938	61.2%

*	Address provided for beneficial owners of 5% or more of the outstanding common stock only.
**	Indicates less than one percent.
(1)	Beneficial ownership of common stock is determined in accordance with the rules of the Securities and Exchange Commission, and includes shares for which the holder has sole or shared voting or investment power. Shares of our common stock subject to options currently exercisable or which become exercisable within 60 days of June 16, 2003 are deemed to be beneficially owned and outstanding by the person holding such options and, in accordance with the rules of the Securities and Exchange Commission, are included for purposes of computing the percentage ownership of the person holding such options, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(2)	Consists of 2,161,765 shares held by Ampersand 1999 Limited Partnership (“AMP-99”), 44,118 shares held by Ampersand 1999 Companion Fund Limited Partnership (“AMP-99 CF”), 6,963,020 shares held by Ampersand 1995 Limited Partnership (“AMP-95”), 109,233 shares held by Ampersand 1995 Companion Fund Limited Partnership (“AMP-95 CF”), 331,487 shares held by Ampersand 1994 Limited Partnership (“AMP-94”), 142,065 shares held by Ampersand 1994 Companion Fund Limited Partnership (“AMP-94 CF”), 11,342 shares held by Ampersand Ventures Management LLC and 5,882,353 shares held by Precision Pharma Services, Inc. (“Precision”). AMP-99 Management Company Limited Liability Company is the general partner of AMP-99 and AMP-99 CF. AMP-95 MCLP LLP is the general partner of AMP-95 Management Company Limited Partnership, which itself is the general partner of both AMP-95 and AMP-95 CF and has voting and investment control over the shares held by those two entities. AMP-94 MCLP LLP is the general partner of AMP-94 Management Company Limited Partnership, which itself is the general partner of both AMP-94 and AMP-94 CF and has voting and investment control over the shares held by those two entities. AMP-99, AMP-99 CF, Ampersand 2001 Limited Partnership (“AMP-01”) and Ampersand 2001 Companion Fund Limited Partnership (“AMP-01 CF”) collectively own a controlling equity interest in Precision and therefore may be deemed to be beneficial owners of shares owned by Precision. See Note 4 below. These entities disclaim beneficial ownership of shares held by Precision except to the extent of their pecuniary interest therein. Richard A. Charpie is the Principal Managing Member of AMP-99 Management Company Limited Liability Company, the Managing Partner of AMP-95 MCLP LLP and AMP-94 MCLP LLP and the Principal Managing Member of AMP-01 Management Company Limited Liability Company, which is the General Partner of AMP-01 and AMP-01 CF. Dr. Charpie is also a director of Precision. Dr. Charpie disclaims beneficial ownership of shares held by any of the above-listed entities except to the extent of his pecuniary interest therein.
(3)	Mr. Hayward-Surry, a director, is the President and a director of Pall Corporation.
(4)	AMP-99, AMP-99 CF, AMP-01 and AMP-01 CF collectively own a controlling equity interest in Precision. See Note 2 above. Dr. Charpie is the Principal Managing Member of AMP-99 Management Company Limited Liability and AMP-01 Management Company Limited Liability Company.
(5)	Consists of 2,128,000 shares held by Chiefswood Investors Limited and 1,100,000 shares held by The Krembil Foundation.

(6)	Consists of shares described in note (2) of which Dr. Charpie may be considered the beneficial owner, 65,955 shares directly owned by Dr. Charpie and 23,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of June 5, 2003. Dr. Charpie disclaims beneficial ownership of the shares described in note (2) except to the extent of his pecuniary interest therein.
(7)	Consists of 6,400,082 shares held by Pall Corporation, of which Mr. Hayward-Surry may be considered the beneficial owner and 9,804 shares directly owned by Mr. Hayward- Surry. Mr. Hayward-Surry disclaims beneficial ownership of the shares held by Pall Corporation.
(8)	Consists of 1,801,470 shares held by J.P. Morgan Partners LLC, a Vitex shareholder, of which Dr. Wicker may be considered the beneficial owner and 23,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of June 5, 2003. Dr. Wicker disclaims beneficial ownership of shares held by J.P. Morgan Partners LLC except to the extent of his pecuniary interest therein.
(9)	Consists of 12,549 shares owned and 586,371 shares issuable upon the exercise of outstanding options exercisable within 60 days of June 5, 2003.
(10)	Consists of 443,343 shares owned and 4,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of June 5, 2003.
(11)	Consists of 16,783 shares owned and 283,750 shares issuable upon the exercise of outstanding options exercisable within 60 days of June 5, 2003.
(12)	Consists of 9,804 shares owned and 150,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of June 5, 2003.
(13)	Consists of 53,398 shares owned and 23,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of June 5, 2003.
(14)	Consists of 32,581 shares owned and 29,708 shares issuable upon the exercise of outstanding options exercisable within 60 days of June 5, 2003.
(15)	Consists of 16,349 shares owned and 27,000 shares issuable upon the exercise of outstanding options exercisable within 60 days of June 5, 2003.
(16)	Consists of 9,804 shares owned and 11,500 shares issuable upon the exercise of outstanding options exercisable within 60 days of June 5, 2003.
(17)	Consists of 9,804 shares owned and 9,500 shares issuable upon the exercise of outstanding options exercisable within 60 days of June 5, 2003.
(18)	Includes 1,170,829 shares issuable upon the exercise of outstanding options exercisable within 60 days of June 5, 2003.

ADDITIONAL INFORMATION

Management

Officers are elected annually by our board of directors and serve at the discretion of the board of directors. Set forth below is information regarding our current executive officers who are not also directors of our company:

Name	Age	Position
Thomas T. Higgins	51	Executive Vice President, Operations and Chief Financial Officer

Bernadette L. Alford, Ph.D.	54	Executive Vice President of Development, Regulatory and Clinical Affairs

Thomas T. Higgins has served as Chief Financial Officer and Executive Vice President, Operations since June 1998. Prior to joining us, Mr. Higgins was with the Cabot Corporation, a global specialty chemicals company, from 1985 to 1997, most recently as President of Distrigas of Massachusetts Corporation, a former subsidiary of the Cabot Corporation. Also in 1997, Mr. Higgins was Executive Vice President and Chief Operating Officer of Cabot’s Liquified Natural Gas Division. From 1989 to 1997, Mr. Higgins served the Cabot Corporation in Asia, as Vice President and General Manager of the Pacific Asia Carbon Black Division in Malaysia (1996-1997), Managing Director in Indonesia (1990-1995) and director of New Ventures in Japan (1989-1990). Previously, Mr. Higgins was with Price Waterhouse. Mr. Higgins holds a B.B.A. from Boston University.

Bernadette L. Alford, Ph.D. joined us in May 2000 and became Executive Vice President of Development, Regulatory and Clinical Affairs in September 2000. Prior to joining us, Dr. Alford was Vice President, Regulatory Affairs, of Biopure Corporation, a developer, manufacturer and supplier of oxygen therapeutics, where she was responsible for Biopure’s regulatory and quality functions between September 1998 and May 2000. From 1994 to 1998, Dr. Alford was Senior Vice President, Product Development at Alexion Pharmaceuticals, Inc. where she was responsible for clinical and regulatory affairs, compliance and validation for the company’s immunoregulatory therapeutics. Dr. Alford received a Ph.D. in molecular biology and biochemistry from Texas University and has also received fellowships from the Massachusetts Institute of Technology and Baylor College of Medicine.

There are no family relationships between any director, executive officer, or person nominated or chosen by us to become a director or executive officer.

Compensation of Directors

Mr. Tendler received $40,000 for his services as Chairman of our Executive Committee during Fiscal Year 2002. Messrs. Hayward-Surry, Limber and Lerner and Dr. Platika each received $15,000 for their services as directors. Each of these board members also received

$2,000 for each meeting of the board that they attended. If a committee meeting occurred on days other than when a board meeting took place, these directors received $1,000 for each committee meeting attended.

All members of the board of directors receive reimbursement of expenses associated with their attendance of meetings of the board of directors or of any committee of which they are a member.

In addition, directors who are not also officers or employees received option grants under the 1998 Director Stock Option Plan, as amended. This plan provides for an automatic grant of options to purchase 15,000 shares of common stock upon initial election to the board of directors. These grants vest twenty-five percent on the six-month anniversary of the grant date and then vest twenty-five percent each on the second, third and fourth year anniversary of the grant date. This plan also provides for an automatic annual grant of options to purchase 2,000 shares of common stock. These grants vest one hundred percent on the one-year anniversary of the grant date. The term of all options granted under the 1998 Director Stock Option Plan, as amended, is ten years from the date of grant. The exercise price for all options granted under the 1998 Director Stock Option Plan, as amended, is equal to the last sale price for the common stock on the business day immediately preceding the date of grant. The exercise price may be paid in cash or shares.

Pursuant to the 1998 Director Stock Option Plan, Messrs. Tendler, Parker, Lerner and Limber and Drs. Ackerman, Wicker, Charpie and Platika each received an automatic annual option grant on December 20, 2002 to purchase 2,000 shares of common stock. Mr. Hayward-Surry is not permitted by his employer to accept option grants and has not received any grants under the 1998 Director Stock Option Plan to date.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table provides certain summary information concerning compensation (including salary, bonuses, stock options, and certain other compensation) paid by us for services in all capacities for fiscal years ended December 28, 2002, December 29, 2001 and December 30, 2000 to our Chief Executive Officer and to each of the other persons who served as our executive officers at December 28, 2002 and whose salary plus bonus exceeded $100,000 in Fiscal Year 2002 (together being hereinafter referred to as the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year		Salary ($)	Bonus($) (1)	All Other Annual Compensation ($)(2)	Securities Underlying Options (#)(3)
John R. Barr	2002		$391,765	$0	—	75,000
President and Chief Executive Officer	2001		371,087	125,000	—	75,000
	2000		361,809	81,000	—	150,000

Thomas T. Higgins Executive Vice President, Operations and Chief Financial Officer	2002 2001 2000		255,680 242,230 227,956	0 68,432 49,350	— — —	75,000 50,000 100,000

Bernadette L. Alford, Ph.D.	2002		253,369	0	—	100,000
Executive Vice President, Development,	2001		237,980	67,725	—	50,000
Regulatory and Clinical Affairs	2000	(4)	116,667	69,300	—	150,000

(1)	Bonuses are reported on an accrual basis in each year in which a bonus was earned.
(2)	Excludes perquisites and other personal benefits, securities or property which, in the aggregate, are less than the lesser of $50,000 or ten percent (10%) of the total of the annual salary and bonus reported for the Named Executive Officer for the year.
(3)	All stock options in this column were granted under the 1998 Equity Plan which is administered by the Compensation Committee. These options have an exercise price equal to fair market value on the date of the grant, vest in four equal annual installments on the first four anniversaries of the date of grant, and expire ten years from the date of grant.
(4)	Dr. Alford joined us in May 2000 and became Executive Vice President, Development, Regulatory and Clinical Affairs in September 2000. The information shown in this table for 2000 reflects compensation earned by Dr. Alford from May 2000 through December 30, 2000.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information concerning individual grants of options to purchase common stock made to each Named Executive Officer during Fiscal Year 2002.

	Individual Grants
Name	Number of Securities Underlying Options Granted(#)(1)	Percent of Total Options Granted to Employees in Fiscal Year 2002(2)	Exercise Price ($Share)	Expiration Date(3)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
					5%($)	10%($)
John R. Barr	75,000	13.7%	$5.55	3/4/12	$261,777	$663,395
Thomas T. Higgins	75,000	13.7%	$5.55	3/4/12	$261,777	$663,395
Bernadette L. Alford, Ph.D.	100,000	18.3%	$5.55	3/4/12	$349,037	$884,527

(1)	See Note (1) to the Summary Compensation Table. The options vest in four equal annual installments starting on the first anniversary of the grant date.
(2)	Options to purchase an aggregate of 547,937 shares were granted to all our employees and directors in Fiscal Year 2002.
(3)	Options expire ten years from grant date unless the individual earlier terminates employment. Upon such termination of employment, all vested options expire 90 days from the termination date.
(4)	Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on our common stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect our estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercise and the future performance of our common stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the option holder.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

Presented below is information about the number and value of unexercised stock options to purchase our common stock held by each Named Executed Officer as of December 28, 2002. No Named Executive Officers exercised any options in Fiscal Year 2002.

Name	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End($) Exercisable/ Unexercisable(1)
John R. Barr	498,871/218,750	—/—
Thomas T. Higgins	242,500/122,500	—/—
Bernadette L. Alford, Ph.D.	87,500/212,500	—/—

(1)	Based on the difference between the option exercise price and the closing price per share of the underlying common stock on the Nasdaq National Market on December 27, 2002, which closing price was $1.11.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 28, 2002.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders:
1998 Director Stock Option Plan	177,000	$4.81	73,000
1998 Equity Incentive Plan	2,019,502	$7.19	1,218,414
1999 Supplemental Stock Option Plan	409,785	$3.93	301,401
Equity compensation plans not approved by security holders:	none	none	none
Total	2,606,287	$6.51	1,592,815

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the board of directors is composed of four independent, disinterested directors who are not employees of the Company. The Compensation Committee reviews and approves all compensation and fringe benefit programs of the Company and also reviews and determines the actual compensation of the Company’s executive officers, as well as all stock option grants, performance-based stock options and both long-term and short-term cash incentive awards to all key employees.

The Company’s executive compensation program is designed to be linked closely to corporate performance and stockholders interests. To this end, we have developed an overall compensation strategy and specific compensation plan that tie a very significant portion of executive compensation to the Company’s success in meeting specified performance goals. In addition, through the use of stock options, we seek to link part of each executive’s compensation to performance of the Company’s stock. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Company’s business strategy, align executive and stockholder interests through equity-based plans and, finally, to provide a compensation package that recognizes individual contributions, as well as overall business results.

The key elements of the Company’s executive compensation consist of base salary, annual incentive bonuses and stock options. Our policies with respect to each of these elements, including the bases for the compensation awarded to Mr. John Barr, Chief Executive Officer, are discussed below. In addition, while the elements of compensation described below are considered separately, we take into account the full compensation package afforded by the Company to the individual, including insurance and other employee benefits, as well as the programs described below.

Base Salary

Base salaries for new executive officers are initially determined by nature of the responsibilities of the position held and the experience of the individual. In making determinations regarding base salaries, we consider generally available information regarding salaries prevailing in the biotechnology industry, but do not utilize any particular indices or peer groups. Base salaries are reviewed on an annual basis. We determined that Mr. Barr’s base salary, and the base salaries of the other executive officers, were commensurate with the base compensation paid to similarly situated officers in comparable companies.

Annual Incentive Bonus

We review the Company’s annual performance plan for the ensuing fiscal year and set specific incentive target bonus awards which are directly linked to the short term financial and milestone target achievement performance objectives of the Company as a whole. The executive officers of the Company then have an opportunity to earn a payout of their individual target bonuses in each fiscal year provided that the Company meets or exceeds its performance plan for the year. These bonuses are prorated to the extent that the Company achieves a portion of its performance plan. We have complete discretionary authority to award full bonuses or special bonuses for special achievements. After assessment of the Company’s performance against its short-term financial and milestone targets, the Committee decided not to award bonuses to the executive officers for fiscal year 2002.

Stock Options

Under the Company’s 1998 Equity Incentive Plan and the 1999 Supplemental Stock Option Plan, which were approved by the stockholders, stock options are granted to the Company’s executive officers. Stock options granted to executives have an exercise price equal to the fair market value of the common stock on the date of grant and generally vest over four years. Stock option grants are designed to provide incentive for the creation of stockholder value over the long term, since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over a number of years. In determining the amount of such grants, we consider the job level of the executive, responsibilities to be assumed in the upcoming year, and overall performance. Mr. Barr’s option grant in early 2002 reflected our assessment of Mr. Barr’s performance in fiscal 2001 compared against agreed upon personal and Company goals, as well as the overall progress of the Company, at that time.

Our committee believes that the foregoing combination of base salaries, incentive bonuses and stock option incentives have helped develop a senior management group dedicated to achieving significant improvement in both the short-term and long-term financial performance of the Company.

Irwin Lerner, Chairman

Joseph M. Limber

Peter D. Parker

Damion Wicker, M.D.

AUDIT COMMITTEE REPORT

The Audit Committee is composed of three directors, all of whom satisfy the independence and the financial literacy requirements of the rules of the Nasdaq Stock Market.

The Audit Committee assists the board of directors in overseeing and monitoring the integrity of the Company’s financial statements, the adequacy of the Company’s internal controls and disclosure controls, the independent auditors’ qualifications and independence and the performance of the Company’s independent auditors. The Audit Committee acts under a written charter. The charter was reviewed during 2002 in light of the evolving oversight and regulatory environment with the passage of the Sarbanes-Oxley Act of 2002. The review culminated on March 7, 2003 when we formally adopted a new Audit Committee Charter designed to incorporate the new oversight standards of Sarbanes-Oxley. A copy of the Charter is attached as Appendix D to this proxy statement.

The Audit Committee was also actively involved in the development of a new Ethics Policy for the Company. This policy, which has been signed by the Company’s executive officers and financial officers, was formally adopted in March 2003 and a copy of the policy was filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 28, 2002 (“fiscal year 2002”).

In the course of our oversight of the Company’s financial reporting process, we have  (i) reviewed and discussed with management and with KPMG LLP (“KPMG”), the Company’s independent auditors, the Company’s audited financial statements for the fiscal year ended December 28, 2002 as well as each of the Company’s quarterly financial reports on Form 10-Q during fiscal year 2002, (ii) discussed with KPMG the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications, (iii) reviewed and discussed with management the adequacy of the Company’s internal controls and disclosure controls, (iv) received the written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, (v) discussed with the auditors any relationships that may impact their objectivity and independence, (vi) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence, (vii) approved all compensation paid to KPMG for audit services and for non-audit services in fiscal year 2002, and (viii) evaluated the performance of audit services and non-audit services by KPMG during fiscal year 2002.

Based on the foregoing review and discussions, we recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year 2002 for filing with the Securities and Exchange Commission. In addition, we recommended to the board of directors that KPMG be engaged as the Company’s independent auditors for the fiscal year ending December 27, 2003.

Jeremy Hayward-Surry, Chairman

Irwin Lerner

Joseph M. Limber

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On February 19, 1998, we and Pall Corporation (“Pall”) entered into a series of agreements (the “original Pall Agreements”) providing for, among other things, a collaboration on the development and marketing of systems employing our pathogen reduction technologies for red blood cell and platelet concentrates. Under the original Pall Agreements, Pall received exclusive worldwide distribution rights to all of our systems incorporating pathogen reduction technology for red blood cells and platelets. The parties also equally shared research, development, clinical and regulatory responsibilities and were to equally share profits and joint expenses from operations after each party was reimbursed for its cost of goods. Pall reimbursed us for fifty percent of the excess of our red cell program research costs over those costs incurred directly by Pall. Total reimbursement by Pall was approximately $3.6 million for Fiscal Year 2002.

Upon execution of the Pall Agreements and at the time of our initial public offering, Pall made equity investments in us totaling $9.0 million, made at the prevailing market price per share. We reached equity milestones in December 2000 and December 1999 and, accordingly, Pall purchased $4.0 million and $3.0 million, respectively, of our common stock at the then market price.

On August 6, 2002, we and Pall modified our collaboration (the “modified collaboration”) on the program for INACTINETM Pathogen Reduction System for red cells to permit the addition of new distribution partners to advance commercialization of the program. We acquired worldwide distribution rights previously held by Pall and have a one-year period expiring in August 2003 in which to negotiate new partnership agreements. At the end of the one-year period, Pall has the option either to reacquire rights in geographic areas not covered by new partners, subject to renegotiation of terms, or to earn a royalty on each INACTINETM treatment of red cells. We assumed research and development funding responsibility for the program unless Pall exercises its option to reacquire any potential marketing rights.

Under the modified collaboration, Pall was required to make an equity investment of $4.0 million, subject to our initiating Phase III clinical trials prior to January 1, 2003. The milestone was achieved and Pall made a $4.0 million equity investment on June 5, 2003. In addition, Pall invested $0.2 million in our shareholder rights offering in June 2003. Under the modified collaboration, Pall also made available to us a revolving credit facility of $5.0 million secured by liens on certain of our assets. At December 28, 2002, $2.5 million was outstanding under the credit facility at an interest rate of 6.25% (prime plus 2%). Subsequent to year end, we borrowed the remaining $2.5 million thereby fully utilizing the credit facility. The credit facility terminated on June 5, 2003 at which time we repaid the $5.0 million balance.

As of June 5, 2003, Pall owned 15.7% of our outstanding shares. Mr. Hayward-Surry, one of our directors, is the President and is a member of the board of directors of Pall Corporation.

As of June 5, 2003, 2003, Ampersand Ventures (“Ampersand”) owned 38.3% of our outstanding stock, as described in Note 2 to the Security Ownership by Management and

Principle Stockholders Table. This amount includes 5,882,353 shares of our stock held by Precision Pharma Services, Inc. (“Precision”), which were subscribed for in the Vitex rights offering. Certain Ampersand entities (AMP-99, AMP-99 CF, AMP-01 and AMP-01 CF) collectively own a controlling equity interest in Precision and therefore may be deemed to be beneficial owners of shares owned by Precision. Ampersand subscribed for approximately 3,167,000 shares in the Vitex rights offering. Dr. Charpie and Mr. Parker, our directors, are general partners in Ampersand and, in the case of Dr. Charpie, managing general partner, of various Ampersand funds. Dr. Charpie is also a director of Precision (as more fully described in Note 2 to the Security Ownership by Management and Principle Stockholders Table). As of June 5, 2003, Dr. Charpie may be considered a beneficial owner of 38.5% of our outstanding stock, including shares owned directly by him and shares issuable to him upon the exercise of outstanding options. Mr. Parker owned less than 1% of our outstanding stock as of June 5, 2003. Dr. Ackerman is an operating partner in Ampersand and owned 1.1% of our outstanding stock as of June 5, 2003.

We have a consulting agreement with Dr. Ackerman, Chairman of our board of directors and Chief Scientific Officer. Under the terms of this agreement which renews annually, Dr. Ackerman received a total of $100,000 for his consulting services in Fiscal Year 2002.

In August 2001, we completed the divestiture of our plasma operations located in Melville, New York to Precision. The total purchase price of the transaction was approximately $34.0 million. Included in this price was a $3.0 million holdback of the purchase price by Precision, payable on the second anniversary of the divestiture. In May 2003, the $3 million holdback payment date was modified to December 31, 2004.

STOCK PERFORMANCE GRAPH

The graph below compares the cumulative total stockholder return of our common stock from June 11, 1998 (the date that our stock began trading publicly) through December 28, 2002 against the cumulative total return of the Nasdaq Stock Market Index and the Nasdaq Pharmaceutical Index during the same period. We caution that the stock price performance shown in the graph below should not be considered indicative of potential future stock performance.

Comparison of Cumulative Total Return Among V.I. Technologies, Inc.,

the Nasdaq Stock Market Index and the Nasdaq Pharmaceutical Index

Company/Index Name	Base Date June 11, 1998	December 31, 1998	December 31, 1999	December 29, 2000	December 28, 2001	December 27, 2002
V.I. Technologies, Inc.	$100.00	$92.22	$61.11	$46.66	$54.67	$9.87
Nasdaq Stock Market Index	$100.00	$127.03	$235.71	$142.60	$113.57	$77.06
Nasdaq Pharmaceutical Index	$100.00	$126.59	$234.06	$296.39	$183.48	$95.05

The graph shown above assumes that $100 was invested in our common stock and in each index on June 11, 1998. The total return for the indices used assumes the reinvestment of all dividends.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The current members of the Compensation Committee are Messrs. Lerner, Parker, Limber and Dr. Wicker. No member of the Compensation Committee has at any time been an officer or employee of our company. None of our executive officers serves as a member of the compensation committee or board of directors of any other entity which has an executive officer serving as a member of our board of directors or Compensation Committee. Mr. Parker is a general partner of Ampersand Ventures. Refer to “Certain Relationships and Related Transactions”.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Directors, executive officers, and greater than ten percent holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received or written representations from certain reporting persons, we believe that during Fiscal Year 2002 filing requirements under Section 16(a) applicable to our directors, executive officers and ten percent holders were met.

INFORMATION CONCERNING INDEPENDENT AUDITORS

The firm of KPMG LLP, independent auditors, has examined our financial statements for the year ended December 28, 2002. Our board of directors has appointed KPMG LLP to serve as our auditors for our fiscal year ending December 27, 2003. Representatives of KPMG LLP are expected to attend the annual meeting and be available to respond to appropriate questions. They will also have the opportunity to make a statement if they desire.

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our annual financial statements for Fiscal Year 2002, and fees billed for other services rendered by KPMG LLP.

Audit fees, excluding audit related	$66,459

Financial information systems design and implementation	$0

All other fees:
Audit related fees (1)	1,000
Other non-audit services (2)	26,100

Total all other fees	$27,100

(1)	Audit related fees consisted principally of reviews of other SEC filings and issuance of consents.
(2)	Other non-audit fees consisted of tax compliance services and tax research.

The Audit Committee has considered whether the provision of the services rendered in “All other fees” is compatible with maintaining auditor independence.

ANNUAL REPORT

Our Annual Report on Form 10-K for Fiscal Year 2002 and our Annual Report on Form 10-K/A for Fiscal Year 2002 (which amended our Annual Report on Form 10-K) are available without charge upon request. Requests for copies of the Annual Report on Form 10-K should be sent to Mr. Thomas T. Higgins, Chief Financial Officer at V.I. Technologies, Inc., 134 Coolidge Avenue, Watertown, Massachusetts 02472. The Annual Report is also available on our website www.vitechnologies.com.

OTHER MATTERS

Our board of directors does not know of any other matter that may come before the annual meeting. If any other matters are properly presented to the annual meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their best judgment on such matters.

Our board of directors hopes that stockholders will attend the annual meeting. Whether or not you plan to attend, you are urged to complete, sign and return the enclosed proxy in the accompanying envelope or, if your proxy card or voting instruction form so indicates, vote electronically via the Internet or telephone. A prompt response will greatly facilitate arrangements for the annual meeting, and your cooperation will be appreciated. Stockholders of record who attend the annual meeting may vote their shares even though they have sent in their proxies.

By Order of the Board of Directors

Thomas T. Higgins, Secretary

Watertown, Massachusetts

June 25, 2003

APPENDIX A

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

V.I. TECHNOLOGIES, INC.

It is hereby certified that:

1. The name of the corporation (hereinafter called the “Corporation”) is V.I. Technologies, Inc.

2. The Restated Certificate of Incorporation of the Corporation, as amended to date, is hereby further amended by striking out the first paragraph of Article FOURTH in its entirety and substituting in lieu thereof the following:

“FOURTH. The total number of shares of stock which the Corporation shall have the authority to issue is seventy-six million (76,000,000) shares, of which seventy-five million (75,000,000) shares will be shares of common stock, par value $0.01 per share (the “Common Stock”), and one million (1,000,000) shares shall be shares of preferred stock, par value $0.01 per shares (the “Preferred Stock”).”

3. The foregoing amendment was adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. This Certificate of Amendment shall become effective at 5:00 p.m., local time, on [                    , 2003].

Signed this [        ] day of [                    ], 2003.

By:

Name:
Title:

APPENDIX B

AMENDED AND RESTATED V.I. TECHNOLOGIES, INC.

1998 EMPLOYEE STOCK PURCHASE PLAN

WHEREAS, V.I. Technologies, Inc. (the “Company”) wishes to establish the Amended and Restated V.I. Technologies, Inc. 1998 Employee Stock Purchase Plan (the “Plan”) providing for the grant of options to purchase common stock of the Company to employees who are employed by the Company on a regular full-time basis.

NOW, THEREFORE, the Company establishes the Plan, the terms of which are as follows:

1.    Purpose.

The purpose of the Plan is to give Eligible Employees of V.I. Technologies, Inc., a Delaware corporation, an opportunity to acquire shares of its Common Stock, $.01 par value per share, and to continue to promote its best interests and enhance its long-term performance.

2.    Definitions.

Whenever used in the Plan, the following words and phrases have the meanings stated below unless a different meaning is clearly required by the context:

(a)    “Board” means the Board of Directors of the Company.

(b)    “Code” means the Internal Revenue Code of 1986, as amended, and the rules, regulations, and interpretations thereof issued by the Department of Treasury, Internal Revenue Service, and the courts.

(c)    “Committee” means a committee appointed by the Board of not less than two Non-Employee Directors to which the Board may delegate its power with respect to administration of the Plan under Section 3.

(d)    “Common Stock” means shares of the common stock of the Company, $.01 par value per share.

(e)    “Company” means V.I. Technologies, Inc., a Delaware corporation.

(f)    “Eligible Employee” means each person who, on the applicable Quarterly Grant Date, has been employed by the Company on a regular full-time basis for at least one (1) month. A person shall be considered employed on a regular full-time basis if he or she is customarily employed at least twenty (20) hours per week. Notwithstanding the foregoing, an Eligible Employee shall not include any Employee who, immediately after the grant of an Option, owns stock possessing five (5%) percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary, or whose customary employment is not for more than five (5) months in any calendar year. In determining stock ownership, the rules of Code Sections 423 and 425 apply, and stock that the Eligible Employee may purchase under outstanding options is treated as stock owned by the Eligible Employee.

(g)    “Exercise Date” means March 31, June 30, September 30 and December 31 of each calendar year.

(h)    “Exercise Period” means for an Option the period of two (2) years commencing on the Quarterly Grant Date of such Option.

(i)    “Fair Market Value Per Share of Common Stock” as of the applicable date means:

(i)    If the Common Stock is listed on a national securities exchange or traded on the over-the-counter market and sales prices are regularly reported for the Common Stock, the average of the closing or last prices of the Common Stock on the Composite Tape or other comparable reporting system for the ten (10) consecutive trading days immediately preceding the applicable date;

(ii)    If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, and if sales prices are not regularly reported for the Common Stock for the ten (10) days referred to in clause (i), and if bid and asked prices for the Common Stock are regularly reported, the average of the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the ten (10) days on which Common Stock was traded immediately preceding the applicable date; and

(iii)    If the Common Stock is neither listed on a national securities exchange nor traded on the over-the-counter market, such value as the Board in good faith determines.

Notwithstanding any other provision of the Plan, each determination made with respect to the Fair Market Value Per Share of Common Stock subject to an Option must satisfy the requirements of Code Section 423.

(j)    “Grant Date” means each Quarterly Grant Date.

(k)    “Non-Employee Director” has the meaning given this term in Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

(l)    “Option” means an option granted under this Plan that entitles a Participating Employee to purchase shares of Common Stock.

(m)    “Option Price” means eighty-five (85%) percent of the lesser of the Fair Market Value Per Share of Common Stock as of the applicable Grant Date or the applicable Exercise Date.

(n)    “Participating Employee” means an Eligible Employee who elects to make payroll deductions under Section 7.

(o)    “Plan” means the Amended and Restated V.I. Technologies, Inc. 1998 Employee Stock Purchase Plan as set forth herein and as it may be amended.

(p)    “Quarterly Grant Date” means each January 1, April 1, July 1 and October 1 commencing with July 1, 1999.

3.    Administration.

The Plan shall be administered by the Board, which, to the extent it may determine, can delegate its powers with respect to administration of the Plan (except its powers under Section 14(b)) to the Committee. If the Board chooses to appoint a Committee, references hereinafter to the Board (except in Section 14(b)) are deemed to refer to the Committee. Subject to the express provisions of the Plan, the Board has the exclusive authority and discretion to construe and interpret the Plan, prescribe, amend, and rescind rules and regulations relating to it, determine the terms of the Options, and make all other factual and legal determinations necessary or appropriate in the administration of the Plan. The determination of the Board on all matters regarding the Plan shall be conclusive.

4.    Maximum Number of Shares Available for Grant.

The aggregate number of shares of Common Stock available for grant as Options under Section 5(a) shall not exceed 400,000 shares of Common Stock, subject to adjustment under Section 10. Shares of Common Stock available for grant under the Plan may be authorized and issued shares, or shares now or hereafter held in the treasury of the Company. If any Option expires or is terminated, surrendered, or cancelled without being exercised, in whole or in part, the number of shares of Common Stock theretofore subject to the Option is again available for grant in an Option and does not reduce the aggregate number of shares of Common Stock available for grant as set forth in the first sentence of this Section.

5.    Grant of Options.

(a)    Each Participating Employee on a Quarterly Grant Date, commencing with the Quarterly Grant Date that occurs on July 1, 1999 and, subject to earlier termination of the Plan under Section 14, ending with the last Quarterly Grant Date on which shares of Common Stock are available for grant, is granted an Option that entitles him or her to purchase, at the applicable Option Price, the number of whole and fractional shares of Common Stock equal to five (5%) percent of the Participating Employee’s Compensation, not to exceed Five Thousand ($5,000) Dollars, divided by the Fair Market Value Per Share of Common Stock as of the applicable Quarterly Grant Date. Each Participating Employee on a Quarterly Grant Date shall receive an Option even if he or she is then the holder of an unexpired and unexercised Option granted on an earlier Quarterly Grant Date. The Quarterly Grant Date applicable to an Option granted pursuant to this paragraph (a) is the Grant Date of such Option.

(b)    If the number of shares of Common Stock for which Options are granted under Section 5(a) exceeds the applicable number set forth in Section 4, then the Options granted under Section 5(a) to all Participating Employees shall, in a nondiscriminatory manner consistent with Section 13(c), be reduced in proportion to their respective Compensations.

(c)    A Participating Employee’s Compensation means his or her regular annual rate of compensation as of the applicable Quarterly Grant Date. Such regular annual rate of compensation is to be determined by the Board in a nondiscriminatory manner consistent with Section 13(c).

6.    Terms of Options.

(a)    Each Option, unless sooner expired under Section 6(b) or (c), becomes exercisable on the Grant Date and is exercisable during the applicable Exercise Period. Each Option not exercised during its Exercise Period expires at the termination of the Exercise Period.

(b)    An Option expires on the first to occur of the end of the applicable Exercise Period and the date that the employment of the Participating Employee with the Company terminates (as determined by the Board) for any reason other than death or disability.

(c)    An Option expires on the first to occur of the end of the applicable Exercise Period and the date three (3) months after the date that the employment of the Participating Employee with the Company terminates by reason of a disability (as determined by the Board).

(d)    If the employment of the Participating Employee with the Company terminates by reason of death, his or her Option expires at the end of the applicable Exercise Period.

7.    Payroll Deductions.

(a)    Each Eligible Employee may, within fifteen (15) days prior to each Quarterly Grant Date (the “Election Date”), elect in writing to make semiannual contributions to the Plan of payroll deductions from one (1%) percent to five (5%) per cent of his or her Compensation, not to exceed Five Thousand ($5,000) Dollars, pro-rata during the three month period commencing on each Quarterly Grant Date from each regularly scheduled paycheck in increments of one (1%) percent (i.e., 1%, 2%, 3%, etc.). If any payroll deduction would exceed the amount of any of an Eligible Employee’s paychecks, such Eligible Employee may make a direct payment by personal check in the amount of such excess.

(b)    Unless he or she elects otherwise, a Participating Employee who is making payroll deductions prior to an Election Date is deemed to authorize the same payroll deduction as in effect on the day before such Election Date.

(c)    A Participating Employee may at any time cease participation in the Plan by filing the appropriate form with the Company. The cessation will be effective as soon as practicable, whereupon no further payroll deductions are to be made. Payroll deductions and interest thereon not theretofore used for purchases are to be used for purchases under Section 8. Any former Participating Employee who ceased to participate may elect to participate in a subsequent calendar year if then eligible. A Participating Employee may at any time during the calendar year (but not more than four times) decrease his or her payroll deductions by filing the appropriate form with the Company, which decrease becomes effective with the first pay period of the first succeeding calendar quarter to which it may be practicably applied.

(d)    The Company shall invest all payroll deductions in a federally insured money market account pending exercise of an Option, and shall credit each Participating Employee with the interest earned on his or her payroll deductions. The payroll deductions and the interest earned thereon are to be held in a separate account for each Participating Employee (the “Payroll Deduction Account”).

(e)    If a Participating Employee makes a hardship withdrawal from a retirement plan or plan of deferred compensation with a cash or deferred arrangement under Code Section 401(k), the Participating Employee shall not make any payroll deduction contributions to this Plan for the twelve (12) months following of receipt of the hardship withdrawal.

(f)    If Option(s) granted to a Participating Employee expire unexercised, or the Plan is terminated when a Participating Employee has unexercised Option(s), the funds held in his or her Payroll Deduction Account not theretofore used for purchases are to be refunded to the Participating Employee.

8.    Exercise of Options and Payment for Common Stock.

On each Exercise Date the Company shall purchase for the Participating Employee, with the funds in his or her Payroll Deduction Account, the number of whole and fractional shares of Common Stock determined by dividing the amount in his or her Payroll Deduction Account by the Option Price. All shares so purchased are to be maintained in a separate account for each Participating Employee (the “Common Stock Account”). All dividends paid with respect to shares held in a Common Stock Account are to be credited to the Participating Employee’s Payroll Deduction Account and used for purchases of shares of Common Stock on the next Exercise Date.

9.    Transferability.

No Option may be assigned, encumbered, pledged, transferred, or otherwise disposed of (whether voluntarily or involuntarily by operation of law or otherwise), except as provided by will or the applicable laws of descent or distribution. No Option is subject to attachment, execution, levy, or similar process. Any action not specifically permitted under this Section 9 is null and void and without effect. An Option may be exercised only by the Participating Employee during his or her lifetime, or under Section 6(d), by his or her estate or the person who acquires the right to exercise the Option by bequest or inheritance.

10.    Adjustment Provisions.

The aggregate number of shares of Common Stock for which Options may be granted, the aggregate number of shares of Common Stock subject to each outstanding Option, and the Option Price of each Option may all be appropriately adjusted as the Board determines for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split-up, stock distribution or combination of shares, or the payment of a share dividend or other increase or decrease in the number of shares outstanding effected without receipt of consideration by the Company. Adjustments under this Section 10 are to be made in the exclusive discretion of the Board, and its decision shall be conclusive.

11.    Dissolution, Merger and Consolidation.

Upon the dissolution or liquidation of the Company, or upon a merger or consolidation of the Company in which the Company is not the surviving corporation, each Option granted under the Plan expires as of the effective date of such transaction; provided, however, that the Board must give at least thirty (30) days’ prior written notice of such event to each Participating Employee, during which time he or she has a right to exercise his or her wholly or partially unexercised Option and, subject to prior expiration under to Section 6(b) or (c), each Option becomes exercisable after receipt of such written notice and prior to the effective date of such transaction.

12.    Limitation on Options.

Notwithstanding any other provision of the Plan:

(a)    The Company intends that Options granted and Common Stock issued under the Plan shall be treated for all purposes as granted and issued under an employee stock purchase plan under Code Section 423. Any provisions required to be included in the Plan under Code Section 423 are included as though set forth in the Plan in full.

(b)    No Participating Employee shall be granted an Option that permits his or her rights to purchase stock under all employee stock purchase plans (as defined in Code Section 423) of the Company and its parent and subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand ($25,000) Dollars of fair market value of such stock (determined at the time of the grant of such Option) for each calendar year in which the Option is outstanding at any time. Any Option is deemed to be modified to the extent necessary to satisfy this paragraph (b).

(c)    All Eligible Employees and Participating Employees shall have the same rights and obligations under the Plan, except that the amount of Common Stock that may be purchased under Options granted on any Quarterly Grant Date must bear a uniform relationship to the Compensation of Participating Employees. All rules and determinations of the Board must be consistently applied to all persons in similar circumstances.

13.    Other Provisions.

(a)    Legal and Other Requirements.    The obligations of the Company to purchase, sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended if deemed necessary or appropriate by the Company. Certificates for share of Common Stock issued hereunder may be legended as the Board determines appropriate.

(b)    Termination and Amendment of Plan.    The Board, without further action on the part of the stockholders of the Company, may at any time and from time to time alter, amend, or suspend the Plan or any Option granted hereunder, or may at any time terminate the Plan; except that the Board shall not (except to the extent provided in Section 10): (i) change the total number of shares of Common Stock available for grant under the Plan; (ii) extend the duration of the Plan; (iii) increase the maximum term of Options; or (iv) effect a change inconsistent with Code Section 423. Any action taken by the Board must not materially and adversely affect any outstanding Option without the consent of the holder thereof.

(c)    Application of Funds.    The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of Options will be used for general corporate purposes.

(d)    Withholding Taxes.    Upon the exercise of any Option the Company has the right to require the optionee to remit to the Company an amount of cash sufficient to satisfy all federal, state, and local withholding tax requirements.

(e)    Right to Terminate Employment.    Nothing in the Plan or any agreement entered into pursuant to the Plan confers upon any Eligible Employee, Participating Employee, or other optionee the right to be employed or continue in the employment of the Company, or affects any right that the Company may have to terminate the employment of any such person.

(f)    Rights as a Stockholder.    At the time funds from a Participating Employee’s Payroll Deduction Account are used to purchase shares of Common Stock, the Participating Employee has all the rights and privileges of a stockholder of the Company with respect to whole shares purchased under the Plan regardless of whether certificates representing whole shares have been issued.

(g)    Leaves of Absence and Disability.    The Board may make such rules, regulations, and determinations as it determines appropriate with respect to any leave absence taken by reason of a disability of any Eligible Employee or Participating Employee. Without limiting the generality of the foregoing, the Board may determine (i) whether or not any such leave of absence constitutes a termination of employment within the meaning of the Plan, and (ii) the impact, if any, of any such leave of absence on Options theretofore granted to any Participating Employee who takes a leave of absence.

(h)    Notices.    Every notice, election, or revocation authorized or required by the Plan is deemed delivered to the Company (i) on the date it is personally delivered to the Secretary of the Company at its principal executive offices, or (ii) three business days after it is sent by registered or certified mail, postage prepaid, addressed to the Secretary at such offices; and is deemed delivered to an optionee (iii) on the date it is personally delivered to him or her, or (iv) three business days after it is sent by registered or certified mail, postage prepaid, addressed to him or her at the last address shown for him or her on the records of the Company. The Board may make such other rules for the delivery of notices, elections, or revocations as it determines appropriate.

(i) Applicable Law.    All questions pertaining to the validity, construction, interpretation and administration of the Plan and Options granted hereunder are to be determined under the laws of Delaware to the extent not inconsistent with Code Section 423.

(j)    Indemnification.    The Company shall indemnify the Board and the Committee for all Claims arising from or related to any act or omission made in good faith in exercising their rights and performing their obligations under the Plan. For purposes of the Plan, Claims mean all assessments, costs, damages, expenses, fines, judgments, liabilities, losses, penalties, and reasonable attorney’s and paralegal’s fees and disbursements. This indemnification survives termination of the Plan and any Option.

APPENDIX C

V.I. TECHNOLOGIES, INC.

1998 Equity Incentive Plan

Section 1.    Purpose

The purpose of the V.I. Technologies, Inc. 1998 Equity Incentive Plan (the “Plan”) is to attract and retain key employees and directors and consultants of the Company and its Affiliates, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company by granting Awards with respect to the Company’s Common Stock.

Section 2.    Definitions

“Affiliate” means any business entity in which the Company owns directly or indirectly 50% or more of the total combined voting power or has a significant financial interest as determined by the Committee.

“Award” means any Option, Stock Appreciation Right, Performance Share, Restricted Stock, Stock Unit or Other Stock-Based Award awarded under the Plan.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor to such Code.

“Committee” means a committee comprised of not less than two members of the Board appointed by the Board to administer the Plan or a specified portion thereof. If the Committee is authorized to grant Awards to a Reporting Person or a Covered Employee, each member shall be a “Non-Employee Director” or the equivalent within the meaning of Rule 16b-3 under the Securities Exchange Act of1934 or any successor provision, as applicable to the Company at the time (“Rule16b-3”), or an “outside director” or the equivalent within the meaning of Section 162(m) of the Code, respectively. In the event no such Committee is appointed, then “Committee” means the Board.

“Common Stock” or “Stock” means the Common Stock, $0.01 par value, of the Company.

“Company” means V.I. Technologies, Inc.

“Covered Employee” means a person whose income is subject to Section 162(m) of the Code.

“Designated Beneficiary” means the beneficiary designated by a Participant, in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant’s death. In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

“Effective Date” means January 25, 1996.

“Fair Market Value” means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

“Incentive Stock Option” means an option to purchase shares of Common Stock awarded to a Participant under Section 6 that is intended to meet the requirements of Section 422 of the Code or any successor provision.

“Nonstatutory Stock Option” means an option to purchase shares of Common Stock awarded to a Participant under Section 6 that is not intended to be an Incentive Stock Option.

“Option” means an Incentive Stock Option or a Nonstatutory Stock Option.

“Other Stock-Based Award” means an Award, other than an Option, Stock Appreciation Right, Performance Share, Restricted Stock or Stock Unit, having a Common Stock element and awarded to a Participant under Section 11.

“Participant” means a person selected by the Committee to receive an Award under the Plan.

“Performance Cycle” or “Cycle” means the period of time selected by the Committee during which performance is measured for the purpose of determining the extent to which an award of Performance Shares has been earned.

“Performance Shares” mean shares of Common Stock, which may be earned by the achievement of performance goals, awarded to a Participant under Section 8.

“Reporting Person” means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

“Restricted Period” means the period of time during which an Award may be forfeited to the Company pursuant to the terms and conditions of such Award.

“Restricted Stock” means shares of Common Stock subject to forfeiture awarded to a Participant under Section 9.

“Stock Appreciation Right” or “SAR” means a right to receive any excess in value of shares of Common Stock over the exercise price awarded to a Participant under Section 7.

“Stock Unit” means an award of Common Stock or units that are valued in whole or in part by reference to, or otherwise based on, the value of Common Stock, awarded to a Participant under Section 10.

Section 3.    Administration

The Plan shall be administered by the Committee, provided that the Board may in any instance perform any of the functions delegated to the Committee hereunder. The Committee shall select the Participants to receive Awards and shall determine the terms and conditions of the Awards. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee’s decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Awards for all such Participants and a maximum for any one Participant.

Section 4.    Eligibility

All employees and, in the case of Awards other than Incentive Stock Options, Directors and consultants of the Company or any Affiliate, capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be awarded only to persons eligible to receive such Options under the Code.

Section 5.    Stock Available for Awards

(a)    Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 4,750,000 shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited, the shares subject to such Award, to the extent of such expiration, termination or forfeiture, shall again be available for award under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

(b)    In the event that the Committee determines that any stock dividend, extraordinary cash dividend, creation of a class of equity securities, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee (subject, in the case of Incentive Stock Options, to any limitation required under the Code) shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Committee may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

Section 6.    Stock Options

(a)    Subject to the provisions of the Plan, the Committee may award Incentive Stock Options and Nonstatutory Stock Options and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal and state securities laws, as it considers necessary or advisable. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code or any successor provision and any regulations thereunder, and no Incentive Stock Option may be granted hereunder more than ten years after the Effective Date.

(b)    The Committee shall establish the option price at the time each Option is awarded, which price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award with respect to Incentive Stock Options. Nonstatutory Stock Options may be granted at such prices as the Committee may determine.

(c)    Until the completion of an initial public offering of the Common Stock, each optionholder shall execute a Stock Purchase and Right of Repurchase Agreement, substantially in the form of Exhibit 1 hereto, prior to the purchase of any Stock pursuant to the exercise of Options. Each Option shall be exercisable at such times and subject to such additional terms and conditions as the Committee may specify in the applicable Award or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

(d)    No shares shall be delivered pursuant to any exercise of an Option until payment in full of the option price therefor is received by the Company. Such payment may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the award of the Option, by delivery of a note or shares of Common Stock owned by the optionee, including Restricted Stock, or by retaining shares otherwise issuable pursuant to the Option, in each case valued at their Fair Market Value on the date of delivery or retention, or such other lawful consideration as the Committee may determine.

(e)    The Committee may provide that, subject to such conditions as it considers appropriate, upon the delivery or retention of shares to the Company in payment of an Option, the Participant automatically be awarded an Option for up to the number of shares so delivered.

Section 7.    Stock Appreciation Rights

(a)    Subject to the provisions of the Plan, the Committee may award SARs in tandem with an Option (at or after the award of the Option), or alone and unrelated to an Option. SARs in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem SARs are exercised. The Committee shall determine at the time of grant or thereafter whether SARs are settled in cash, Common Stock or other securities of the Company, Awards or other property, and may define the manner of determining the excess in value of the shares of Common Stock.

(b)    The Committee shall fix the exercise price of each SAR or specify the manner in which the price shall be determined. SARs granted in tandem with Options shall have an exercise price not less than the exercise price of the related Option. SARs granted alone and unrelated to an Option may not have an exercise price less than 100% of the Fair Market Value of the Common Stock on the date of grant, provided that such a SAR granted to a new employee or consultant within 90 days of the date of employment may have a lower exercise price so long as it is not less than 100% of the Fair Market Value on the date of employment.

(c)    An SAR related to an Option, which SAR can only be exercised upon or during limited periods following a change in control of the Company, may entitle the Participant to receive an amount based upon the highest price paid or offered for Common Stock in any transaction relating to the change in control or paid during the thirty-day period immediately preceding the occurrence of the change in control in any transaction reported in the stock market in which the Common Stock is normally traded.

Section 8.    Performance Shares

(a)    Subject to the provisions of the Plan, the Committee may award Performance Shares and determine the number of such shares for each Performance Cycle and the duration of each Performance Cycle. There may be more than one Performance Cycle in existence at any one time, and the duration of Performance Cycles may differ from each other. The payment value of Performance Shares shall be equal to the Fair Market Value of the Common Stock on the date the Performance Shares are earned or, in the discretion of the Committee, on the date the Committee determines that the Performance Shares have been earned.

(b)    The committee shall establish performance goals for each Cycle, for the purpose of determining the extent to which Performance Shares awarded for such Cycle are earned, on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. During any Cycle, the Committee may adjust the performance goals for such Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

(c)    As soon as practicable after the end of a Performance Cycle, the Committee shall determine the number of Performance Shares that have been earned on the basis of performance in relation to the established performance goals. The payment values of earned Performance Shares shall be distributed to the Participant or, if the Participant has died, to the Participant’s Designated Beneficiary, as soon as practicable thereafter. The Committee shall determine, at or after the time of award, whether payment values will be settled in whole or in part in cash or other property, including Common Stock or Awards.

Section 9.    Restricted Stock

(a)    Subject to the provisions of the Plan, the Committee may award shares of Restricted Stock and determine the duration of the Restricted Period during which, and the conditions under which, the shares may be forfeited to the Company and the other terms and conditions of such Awards. Shares of Restricted Stock may be issued for no cash consideration or such minimum consideration as may be required by applicable law.

(b)    Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Notwithstanding the foregoing, in the Committee’s discretion, Awards in the form of Restricted Stock may be made transferable to a limited liability company controlled solely by the Participant. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant’s Designated Beneficiary.

Section 10.    Stock Units

(a)    Subject to the provisions of the Plan, the Committee may award Stock Units subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment rules as the Committee shall determine.

(b)    Shares of Common Stock awarded in connection with a Stock Unit Award shall be issued for no cash consideration or such minimum consideration as may be required by applicable law.

Section 11.    Other Stock-Based Awards

(a)    Subject to the provisions of the Plan, the Committee may make other awards of Common Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Common Stock, including without limitation convertible preferred stock, convertible debentures, exchangeable securities and Common Stock awards or options. Other Stock-Based Awards may be granted either alone or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan.

(b)    The Committee may establish performance goals, which may be based on performance goals related to book value, subsidiary performance or such other criteria as the Committee may determine, Restricted Periods, Performance Cycles, conversion prices, maturities and security, if any, for any Other Stock-Based Award. Other Stock-Based Awards may be sold to Participants at the face value thereof or any discount therefrom or awarded for no consideration or such minimum consideration as may be required by applicable law.

Section 12.    General Provisions Applicable to Awards

(a)    Limitations on Grants of Options and SARs.    Subject to adjustment under Section 5(b), the number of shares subject to Options and SARs granted to any one individual during any fiscal year may not exceed 223,613 shares.

(b)    Reporting Person Limitations.    Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3, Awards made to a Reporting Person shall not be transferable by such person other than by will or the laws of descent and distribution or, if then permitted by Rule 16b-3, pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, and are exercisable during such person’s lifetime only by such person or by such person’s guardian or legal representative.

(c)    Documentation.    Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable tax and regulatory laws and accounting principles.

(d)    Committee Discretion.    Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of award or at any time thereafter.

(e)    Settlement.    The Committee shall determine whether Awards are settled in whole or in part in cash, Common Stock, other securities of the Company, Awards or other property. The Committee may permit a Participant to defer all or any portion of a payment under the Plan, including the crediting of interest on deferred amounts denominated in cash and dividend equivalents on amounts denominated in Common Stock.

(f)    Dividends and Cash Awards.    In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest, and (ii) cash payments in lieu of or in addition to an Award.

(g)    Termination of Employment.    The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant’s legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

(h)    Change in Control.    In order to preserve a Participant’s rights under an Award in the event of a change in control of the Company, the Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) provide for the acceleration of any time period relating to the exercise or realization of the Award, (ii) provide for the purchase of the Award upon the Participant’s request for an amount of cash or other property that could have been received upon the exercise or realization of the Award had the Award been currently exercisable or payable, (iii) adjust the terms of the Award in a manner determined by the Committee to reflect the change in control,

(iv) cause the Award to be assumed, or new rights substituted therefor, by another entity, or (v) make such other provision as the Committee may consider equitable and in the best interests of the Company.

(i)    Loans.    The Committee may authorize the making of loans or cash payments to Participants in connection with any Award under the Plan, which loans may be secured by any security, including Common Stock, underlying or related to such Award (provided that such Loan shall not exceed the Fair Market Value of the security subject to such Award), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loan or at any time thereafter.

(j)    Withholding Taxes.    The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Committee’s discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

(k)    Foreign Nationals.    Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

(l)    Amendment of Award.    The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

Section 13.    Miscellaneous

(a)    No Right To Employment.    No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b)    No Rights As Stockholder.    Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

(c)    Effective Date.    The 1996 Equity Incentive Plan became effective on January 25, 1996. Subject to the approval of the Stockholders of the Company, this 1998 Equity Incentive Plan, which amends and restates the 1996 Equity Incentive Plan, will become effective on February 18, 1998. Prior to such approval, Awards may be made under the Plan expressly subject to such approval.

(d)    Amendment of Plan.    The Board may amend, suspend or terminate the Plan or any portion thereof at any time, subject to any stockholder approval that the Board determines to be necessary or advisable.

(e)    Governing Law.    The provisions of the Plan shall be governed by and interpreted in accordance with the laws of Delaware.

APPENDIX D

V.I. TECHNOLOGIES, INC.

AUDIT COMMITTEE CHARTER

A.	Purpose

The purpose of the Audit Committee is to assist the Board of Directors’ oversight of:

•	the integrity of the Company’s financial statements;

•	the adequacy of the Company’s internal controls and disclosure controls

•	the independent auditor’s qualifications and independence; and

•	the performance of the Company’s independent auditors.

B.	Structure and Membership

1.	Number. The Audit Committee shall consist of at least three members of the Board of Directors.

2.	Independence. Except as otherwise permitted by the applicable rules of The Nasdaq Stock Market and Section 301 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder), each member of the Audit Committee shall be “independent” as defined by such rules and Act.

3.	Financial Literacy. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. At least one member of the Audit Committee shall be a “financial expert” (as defined by applicable Nasdaq and SEC rules) or the Company will disclose in its annual report the absence of a financial expert and the reasons why . All members of the Audit Committee shall participate in continuing education programs as set forth in the rules developed by the Nasdaq Listing and Hearings Review Council.

4.	Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5.	Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive any compensation from the Company other than director’s fees.

6.	Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.	Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors

1.	Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating and, when necessary, terminating the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2.	Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

3.	Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

4.	Preapproval of Services. The Audit Committee shall preapprove all audit services, which may entail providing comfort letters in connection with securities underwritings, and non-audit services (other than de minimus non-audit services as defined by the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder)) to be provided to the Company by the independent auditor. The Audit Committee shall cause the Company to disclose in its SEC periodic reports the approval by the Audit Committee of any non-audit services to be performed by the independent auditor.

5.

Oversight.    The independent auditor shall report directly to the Audit Committee and the Audit Committee shall have sole and direct responsibility for overseeing the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate obtain and review the reports required to be made by the independent auditor pursuant to paragraph (k) of Section 10A of the Securities Exchange Act of 1934 regarding:

–	critical accounting policies and practices;

–	alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

–	other material written communications between the independent auditor and Company management.

Review of Audited Financial Statements

6.	Discussion of Audited Financial Statements. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

7.	Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

8.	Audit Committee Report. The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

Review of Other Financial Disclosures

9.	Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by Statement on Auditing Standards Nos. 61, 71 and 90. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

Controls and Procedures

10.	Oversight. The Audit Committee shall coordinate the Board of Director’s oversight of the Company’s internal accounting controls, the Company’s disclosure controls and procedures and the Company’s code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act.

11.	Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

12.	Related-Party Transactions. The Audit Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Audit Committee.

13.	Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.	Procedures and Administration

1.	Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2.	Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3.	Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

4.	Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

5.

Independent Advisors.    The Audit Committee shall have the authority to engage and determine funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6.	Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

V.I. TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mr. Thomas Higgins and Ms. Chithra Baylis, jointly and severally, proxies, with full power of substitution, to vote all shares of common stock of V.I. Technologies, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the annual meeting of stockholders to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts on July 25, 2003 at 10:00 a.m. local time, or any adjournment thereof. The proxies are being directed to vote as specified below, or, if no specification is made, FOR the election of the Class II director; FOR the amendment of the Company’s restated certificate of incorporation to increase from 60,000,000 shares to 75,000,000 shares the aggregate number of shares of common stock authorized to be issued by the Company; FOR the amendment to the 1998 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance from 200,000 shares to 400,000 shares; FOR the amendment of the 1998 Equity Incentive Plan to increase the number of shares of common stock for which awards may be granted from 4,000,000 shares to 4,750,000 shares; FOR the ratification of the appointment of KPMG LLP as the Company’s independent auditors for the current fiscal year; and in accordance with the judgment of the proxy holders as to any other matter that may properly come before the annual meeting or any adjournment thereof.

			Vote-by-Mail
				Date, sign and mail your proxy card in the envelope provided as soon as possible

Vote-by-Internet			Vote-by-Telephone
1.	Access www.voteproxy.com	OR	1.	Call toll-free 1-800-PROXIES from any touch-tone telephone
2.	Follow the on-screen instructions. Have your Control Number available when you access the web page		2.	Have your Control Number and proxy card available when you call

THE DIRECTORS RECOMMEND A VOTE FOR.

FOR         WITHHOLD

1.	Election of the Class II Director Nominee: Jeremy Hayward-Surry

FOR         AGAINST         ABSTAIN

2.	Amendment of the Company’s restated certificate of incorporation to increase from 60,000,000 shares to 75,000,000 shares the aggregate number of shares of common stock authorized to be issued by the Company.
3.	Amendment of the Company’s 1998 Employee Stock Purchase Plan to increase the number of shares of the Company’s common stock reserved for issuance from 200,000 shares to 400,000 shares.
4.	Amendment of the Company’s 1998 Equity Incentive Plan to increase the number of shares of the Company’s common stock for which awards may be granted from 4,000,000 shares to 4,750,000 shares.
5.	Ratification of the appointment of KPMG LLP as the Company’s independent auditors for the current fiscal year.

If you vote over the Internet or by telephone, please do not mail your card.

Signature(s)

Date:

(Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporation name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.)